UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): January 6, 2017

The WhiteWave Foods Company

(Exact name of registrant as specified in its charter)

Delaware	001-35708	46-0631061
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

1225 Seventeenth Street, Suite 1000 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 635-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously announced, The WhiteWave Foods Company (the “Company”) entered into an Agreement and Plan of Merger, dated as of July 6, 2016 (the “Merger Agreement”), by and among the Company, Danone S.A. (“Danone”) and July Merger Sub Inc. (“Merger Sub”), pursuant to which, among other things, it is proposed that Danone will acquire the Company for $56.25 per share in an all-cash transaction in which the Company will merge with Merger Sub (the “Merger”).

In accordance with the Merger Agreement, each of the Company and Danone has elected to extend the Long Stop Date under the Merger Agreement by 90 days to facilitate the completion of review of the transaction by the United States Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act.

On December 16, 2016, the parties obtained regulatory clearance of the Merger from the European Commission.

The Company continues to expect closing to occur in first quarter 2017, though there can be no assurance regarding timing of completion of regulatory processes.

FORWARD-LOOKING STATEMENTS

This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify these forward-looking statements by forward-looking words, such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” and “continue,” the negative or plural of these words and other comparable terminology. Forward looking statements in this document include, but are not limited to, statements regarding the expected timing of the completion of the transaction. These forward-looking statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those anticipated in these forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties as to the timing of the contemplated merger; the possibility that the closing conditions to the contemplated merger may not be satisfied or waived; the effects of disruption caused by the announcement of the contemplated merger; the risk of stockholder litigation in connection with the contemplated transaction, and other risks and uncertainties described in the section “Risk Factors” in WhiteWave’s recent annual report on Form 10-K available on www.whitewave.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WHITEWAVE FOODS COMPANY

By:	/s/ Roger E. Theodoredis
Name: Title:	Roger E. Theodoredis Executive Vice President and General Counsel

Date: January 6, 2017